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                                                               Exhibit 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to incorporation by reference in this registration statement of our report dated September 3, 1993 included in Cardinal Health, Inc.'s Form 10-Q for the quarter ended December 31, 1993 and Form 8-K filed February 11, 1994 and to all references to our Firm included in this registration statement.


                                    /s/ Arthur Andersen & Co.
                                    -------------------------
                                        Arthur Andersen & Co.




Sacramento, California
August 9, 1994